                                                                   EXHIBIT 10.13

               CERTAIN PROJECTIONS OF PETRO AND THE PARTNERSHIP

  Petro and the Partnership provided A.G. Edwards and Dain Rauscher Wessels
(the "Financial Advisors") with certain projected financial data for the years 1999 through 2003 (the "Projections"). The Projections were not prepared with a view to public disclosure or compliance with published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections. Neither the Financial Advisors nor KPMG Peat Marwick, LLP, the Partnership's independent certified public accountants, examined, compiled or applied any procedures with respect to the Projections or expressed any opinion or provided any kind of assurance thereon. None of the Financial Advisors, Petro, the Partnership, the Special Committee nor any of their respective affiliates or advisors assumes any responsibility for the reasonableness or completeness of the Projections.

  While presented with numerical specificity, the Projections are based on a variety of assumptions relating to the business of Petro and the Partnership that, although considered appropriate by Petro and the Partnership at the time, may not be realized. Moreover, the Projections and the assumptions upon which they are based are subject to significant uncertainties and contingencies, many of which are beyond the control of Petro and the Partnership. Consequently, the Projections and the underlying assumptions are necessarily speculative in nature and inherently imprecise, and there can be no assurance that projected financial results will be realized. It is expected that there will be differences between actual and projected results, and projected results and actual results are likely to vary materially from those shown, and such variance will likely increase over time. None of the Financial Advisors, Petro, the Partnership, the Special Committee nor any of their respective affiliates or advisors intends to update or otherwise revise the Projections.

  The inclusion of the Projections herein should not be regarded as an indication that the Financial Advisors, Petro, the Partnership, the Special Committee or any of their respective affiliates or advisors considers the Projections likely to be an accurate prediction of future results. Common Unitholders and Common Stockholders are cautioned not to place undue reliance on the Projections, which should be read in conjunction with the information relating to the business, assets and financial condition of the Partnership included in the Proxy Statement.

  The Projections contain forward-looking information and are subject to a number of risks discussed in the Proxy Statement. See "Risk Factors." These risks are likely to cause actual results in the future to differ significantly from results expressed or implied in the Projections.

  The Projections filed herein are earlier versions of numerous projections provided to the Financial Advisors. The most recent versions have been included as part of the Proxy Statement.

                                    1 of 15

Assumptions
Weather Scenario:                 15 Year
Propane Acquisitions:          $10.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:      $25.0 million
    Acquisition Multiple        4.6x
Attrition Rate:                 Flat
Margin Improvement:            $0.01

                                      NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $21,713         $23,850          $25,278         $26,706          $28,134         $29,638
Heating Oil EBITDA                         44,749          46,093           49,603          52,821           55,894          59,146
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              66,962          70,443           75,381          80,027           84,528          89,284

Depreciation and Amortization              40,339          44,156           49,124          53,935           58,755          63,802
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       26,623          26,287           26,257          26,092           25,773          25,482
Interest Expense                          (27,649)        (28,179)         (29,108)        (30,691)         (32,184)        (33,694)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                        (1,026)         (1,892)          (2,851)         (4,599)          (6,411)         (8,212)
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                ($1,551)        ($2,417)         ($3,376)        ($5,124)         ($6,936)        ($8,737)
                                     =============    ============    =============   =============    =============   =============


Maintenance Capital Expenditures           $6,210          $6,357           $6,479          $6,602           $6,729          $6,858


Average Units Outstanding
    Common Units                           10,284          10,901           11,769          12,278           12,835          13,392
    Senior Subordinated Units               2,790           2,790            3,087           3,384            3,681           3,681
    Junior Subordinated Units                 552             552              552             552              552             552
    Implied GP Units                          278             291              314             331              348             360
                                     -------------    ------------    -------------   -------------    -------------   -------------

        Total Units                         13,904          14,534           15,722          16,545           17,416          17,985
                                     =============    ============    =============   =============    =============   =============

Total LT Debt                            $311,679        $316,994         $339,215        $360,122         $380,376        $401,779

                                    2 of 15

Assumptions
Weather Scenario:                 15 Year
Propane Acquisitions:          $10.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:      $25.0 million
    Acquisition Multiple        4.6x
Attrition Rate:                 Flat
Margin Improvement:            $0.01

                                      NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $21,713         $23,850          $25,278         $26,706          $28,134         $29,638
Heating Oil EBITDA                         44,749          46,093           49,603          52,821           55,894          59,146
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              66,962          70,443           75,381          80,027           84,528          89,284

Depreciation and Amortization              40,339          44,156           49,124          53,935           58,755          63,802
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       26,623          26,287           26,257          26,092           25,773          25,482
Interest Expense                          (27,652)        (28,620)         (29,945)        (31,466)         (32,924)        (34,401)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                        (1,029)         (2,333)          (3,688)         (5,374)          (7,151)         (8,919)
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                ($1,554)        ($2,858)         ($4,213)        ($5,899)         ($7,676)        ($9,444)
                                     =============    ============    =============   =============    =============   =============


Maintenance Capital Expenditures           $6,210          $6,357           $6,479          $6,602           $6,729          $6,858


Average Units Outstanding
    Common Units                           10,311          10,655           11,268          11,798           12,356          12,912
    Senior Subordinated Units               2,767           2,767            3,064           3,361            3,658           3,658
    Junior Subordinated Units                 578             578              578             578              578             578
    Implied GP Units                          279             286              304             321              339             350
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,935          14,286           15,214          16,058           16,931          17,498
                                     =============    ============    =============   =============    =============   =============
Total LT Debt                            $311,679        $329,144         $350,159        $370,548         $390,375        $411,269


                                    3 of 15

Assumptions
Weather Scenario:                 15 Year
Propane Acquisitions:          $10.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:      $25.0 million
    Acquisition Multiple        4.6x
Attrition Rate:                 Flat
Margin Improvement:            $0.01

                                      NORMALIZED
                                         1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $21,713         $23,850          $25,278         $26,706          $28,134         $29,638
Heating Oil EBITDA                         44,749          46,093           49,603          52,821           55,894          59,146
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              66,962          70,443           75,381          80,027           84,528          89,284

Depreciation and Amortization              40,339          44,156           49,124          53,935           58,755          63,802
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       26,623          26,287           26,257          26,092           25,773          25,482
Interest Expense                          (27,625)        (28,620)         (29,945)        (31,466)         (32,924)        (34,401)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                        (1,002)         (2,333)          (3,688)         (5,374)          (7,151)         (8,919)
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                ($1,527)        ($2,858)         ($4,213)        ($5,899)         ($7,676)        ($9,444)
                                     =============    ============    =============   =============    =============   =============


Maintenance Capital Expenditures           $6,210          $6,357           $6,479          $6,602           $6,729          $6,858


Average Units Outstanding
    Common Units                            9,985          10,312           10,887          11,374           11,883          12,381
    Senior Subordinated Units               2,767           2,767            3,064           3,361            3,658           3,658
    Junior Subordinated Units                 585             585              585             585              585             585
    Implied GP Units                          272             279              297             313              329             339
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,609          13,943           14,833          15,633           16,455          16,963
                                     =============    ============    =============   =============    =============   =============
Total LT Debt                            $311,679        $329,144         $350,159        $370,548         $390,375        $411,269

                                    4 of 15

Assumptions
Weather Scenario:               30 Year
Propane Acquisitions:         $5.0 million
  Acquisition Multiple         7.0x
Heating Oil Acquisitions     $30.0 million
  Acquisition Multiple         4.5x
Attrition Rate:          Declining
Margin Improvement:          $0.01

                                   NORMALIZED
                                      1998             1999            2000             2001            2002             2003
                                   ------------    -------------   -------------    -------------   -------------    -------------
Propane EBITDA                         $23,157          $24,942         $25,656          $26,370         $27,084          $27,817
Heating Oil EBITDA                      46,900           53,084          59,085           63,830          70,352           77,540
Synergistic Savings                        500              500             500              500             500              500
                                   ------------    -------------   -------------    -------------   -------------    -------------
Pro Forma Combined EBITDA               70,557           78,526          85,241           90,700          97,936          105,857

Depreciation and Amoritization          40,339           46,969          52,709           58,292          63,883           68,193
                                   ------------    -------------   -------------    -------------   -------------    -------------

EBIT                                    30,218           31,557          32,532           32,408          34,053           37,664
Interest Expense                       (27,523)         (30,051)        (31,908)         (33,924)        (35,934)         (37,680)
                                   ------------    -------------   -------------    -------------   -------------    -------------

EBIT                                     2,695            1,506             624           (1,516)         (1,881)             (16)
Income Taxes                              (525)            (525)           (525)            (525)           (525)            (525)
                                   ------------    -------------   -------------    -------------   -------------    -------------

Net Income                              $2,170             $981             $99          ($2,041)        ($2,406)           ($541)
                                   ============    =============   =============    =============   =============    =============


Maintaince Capital Expenditures         $6,262           $6,324          $6,445           $6,568          $6,694           $6,822

Average Units Outstanding
   Common Units                          9,713            9,713           9,713            9,713           9,713            9,713
   Senior Subordinated Units             3,421            3,421           3,718            4,015           4,312            4,312
   Junior Subordinated Units               577              577             577              577             577              577
   Implied GP Units                        280              280             286              292             298              298
                                   ------------    -------------   -------------    -------------   -------------    -------------
    Total Units                         13,991           13,991          14,294           14,597          14,900           14,900
                                   ============    =============   =============    =============   =============    =============

Total LT Debt                         $311,679         $338,631        $364,824         $393,676        $420,280         $441,809

                                    5 of 15

Assumptions
Weather Scenario:                 30 Year
Propane Acquisitions:         $ 10.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:     $ 30.0 million
    Acquisition Multiple       4.75x
Attrition Rate:                 Flat
Margin Improvement:          $ 0.005

                                      NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $21,730         $23,873          $25,301         $26,728          $28,156         $29,660
Heating Oil EBITDA                         45,689          49,606           53,672          57,660           61,582          65,771
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              67,919          73,979           79,473          84,888           90,238          95,931

Depreciation and Amortization              40,339          44,540           50,278          55,858           61,447          67,267
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       27,580          29,439           29,195          29,030           28,791          28,664
Interest Expense                          (27,616)        (28,756)         (30,352)        (32,152)         (33,908)        (35,710)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                           (36)            683           (1,157)         (3,122)          (5,117)         (7,046)
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                  ($561)           $158          ($1,682)        ($3,647)         ($5,642)        ($7,571)
                                     =============    ============    =============   =============    =============   =============

Maintenance Capital Expenditures           $6,210          $6,366           $6,488          $6,612           $6,739          $6,868

Average Units Outstanding
    Common Units                           10,311          10,604           11,105          11,570           12,156          12,752
    Senior Subordinated Units               2,767           2,767            3,064           3,361            3,658           3,658
    Junior Subordinated Units                 578             578              578             578              578             578
    Implied GP Units                          279             285              301             317              335             347
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,935          14,234           15,048          15,826           16,727          17,335
                                     =============    ============    =============   =============    =============   =============

Total LT Debt                            $311,679        $332,906         $357,629        $381,996         $406,071        $431,690

                                    6 of 15

Assumptions
Weather Scenario:                 30 Year
Propane Acquisitions:         $ 10.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:     $ 30.0 million
    Acquisition Multiple       4.75x
Attrition Rate:                 Flat
Margin Improvement:          $ 0.005

                                      NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $23,157         $25,300          $26,728         $28,156          $29,584         $31,084
Heating Oil EBITDA                         45,689          49,606           53,672          57,660           61,582          65,771
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              69,346          75,406           80,900          86,316           91,666          97,355

Depreciation and Amortization              40,339          44,540           50,278          55,858           61,447          67,279
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       29,007          30,866           30,622          30,458           30,219          30,076
Interest Expense                          (27,560)        (28,989)         (30,817)        (32,618)         (34,374)        (36,175)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                         1,447           1,877             (195)         (2,160)          (4,155)         (6,099)
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                   $922          $1,352            ($720)        ($2,685)         ($4,680)        ($6,624)
                                     =============    ============    =============   =============    =============   =============

Maintenance Capital Expenditures           $6,210          $6,405           $6,528          $6,653           $6,780          $6,909

Average Units Outstanding
    Common Units                           10,284          10,398           10,675          11,044           11,516          11,979
    Senior Subordinated Units               2,767           2,767            3,064           3,361            3,658           3,658
    Junior Subordinated Units                 579             579              579             579              579             579
    Implied GP Units                          278             280              292             306              321             331
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,908          14,024           14,610          15,290           16,074          16,547
                                     =============    ============    =============   =============    =============   =============

Total LT Debt                            $311,679        $339,327         $364,050        $388,422         $412,497        $438,098


                                    7 of 15

Assumptions
Weather Scenario:                 30 Year
Propane Acquisitions:         $ 10.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:     $ 30.0 million
    Acquisition Multiple       4.75x
Attrition Rate:                 Flat
Margin Improvement:          $ 0.005


                                      NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $21,730         $25,299          $26,728         $28,157          $29,586         $31,088
Heating Oil EBITDA                         45,689          49,606           53,672          57,660           61,582          65,771
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              67,919          75,405           80,900          86,317           91,668          97,359

Depreciation and Amortization              41,289          45,995           51,736          57,486           63,245          69,014
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       26,630          29,410           29,164          28,831           28,423          28,345
Interest Expense                          (27,449)        (28,676)         (31,026)        (33,486)         (36,034)        (38,568)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                          (819)            734           (1,862)         (4,655)          (7,611)        (10,223)
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                ($1,344)           $209          ($2,387)        ($5,180)         ($8,136)       ($10,748)
                                     =============    ============    =============   =============    =============   =============

Maintenance Capital Expenditures           $6,210          $6,826           $6,956          $7,089           $7,224          $7,361

Average Units Outstanding
    Common Units                           10,419          10,895           10,895          10,895           10,895          10,895
    Senior Subordinated Units               2,718           2,718            3,021           3,324            3,627           3,627
    Junior Subordinated Units                 524             524              524             524              524             524
    Implied GP Units                          279             289              295             301              307             307
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,940          14,426           14,735          15,044           15,353          15,353
                                     =============    ============    =============   =============    =============   =============

Total LT Debt                            $311,532        $345,332         $378,301        $412,611         $448,607        $482,491


                                    8 of 15

Assumptions
Weather Scenario:                 30 Year
Propane Acquisitions:          $ 5.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:     $ 30.0 million
    Acquisition Multiple        4.5x
Attrition Rate:             Declining
Margin Improvement:           $ 0.01

                                      NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $23,157         $24,942          $25,656         $26,370          $27,084         $27,817
Heating Oil EBITDA                         46,900          53,084           59,085          63,830           70,352          77,540
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              70,557          78,526           85,241          90,700           97,936         105,857

Depreciation and Amortization              40,339          46,969           52,709          58,292           63,883          68,193
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       30,218          31,557           32,532          32,408           34,053          37,664
Interest Expense                          (27,519)        (30,046)         (31,892)        (33,895)         (35,890)        (37,619)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                         2,699           1,511              640          (1,487)          (1,837)             45
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                 $2,174            $986             $115         ($2,012)         ($2,362)          ($480)
                                     =============    ============    =============   =============    =============   =============

Maintenance Capital Expenditures           $6,262          $6,324           $6,445          $6,568           $6,694          $6,822

Average Units Outstanding
    Common Units                           10,310          10,310           10,310          10,310           10,310          10,310
    Senior Subordinated Units               2,767           2,767            3,064           3,361            3,658           3,658
    Junior Subordinated Units                 578             578              578             578              578             578
    Implied GP Units                          279             279              285             291              297             297
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,934          13,934           14,237          14,540           14,843          14,843
                                     =============    ============    =============   =============    =============   =============

Total LT Debt                            $311,679        $338,491         $364,520        $393,176         $419,561        $440,850


                                    9 of 15

Assumptions
Weather Scenario:                 30 Year
Propane Acquisitions:          $ 5.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:     $ 50.0 million
    Acquisition Multiple        4.5x
Attrition Rate:             Declining
Margin Improvement:           $ 0.01

                                   NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $23,157         $24,942          $25,656         $26,370          $27,084         $27,817
Heating Oil EBITDA                         46,900          57,528           67,562          76,080           86,255          97,791
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              70,557          82,970           93,718         102,950          113,839         126,108

Depreciation and Amortization              40,339          50,046           58,863          67,523           76,191          83,577
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       30,218          32,924           34,855          35,427           37,648          42,531
Interest Expense                          (27,519)        (31,384)         (34,472)        (37,660)         (40,710)        (43,310)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                         2,699           1,540              383          (2,233)          (3,062)           (779)
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                 $2,174          $1,015            ($142)        ($2,758)         ($3,587)        ($1,304)
                                     =============    ============    =============   =============    =============   =============

Maintenance Capital Expenditures           $6,262          $6,324           $6,445          $6,568           $6,694          $6,822

Average Units Outstanding
    Common Units                           10,310          10,310           10,310          10,310           10,310          10,310
    Senior Subordinated Units               2,767           2,767            3,064           3,361            3,658           3,658
    Junior Subordinated Units                 578             578              578             578              578             578
    Implied GP Units                          279             279              285             291              297             297
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,934          13,934           14,237          14,540           14,843          14,843
                                     =============    ============    =============   =============    =============   =============

Total LT Debt                            $311,679        $355,384         $398,800        $442,771         $482,921        $514,500


                                   10 of 15

Assumptions
Weather Scenario:                 30 Year
Propane Acquisitions:         $ 10.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:     $ 30.0 million
    Acquisition Multiple        4.6x
Attrition Rate:             Declining
Margin Improvement:           $ 0.01

                                      NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $22,135         $24,491          $26,029         $27,566          $29,104         $30,642
Heating Oil EBITDA                         46,900          49,750           56,081          61,971           67,614          73,180
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              69,535          74,741           82,610          90,037           97,218         104,322

Depreciation and Amortization              40,339          44,540           50,278          55,858           61,447          67,136
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       29,196          30,201           32,332          34,178           35,771          37,186
Interest Expense                          (27,608)        (28,825)         (31,079)        (33,324)         (35,570)        (37,731)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                         1,588           1,376            1,253             854              201            (545)
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                 $1,063            $851             $728            $329            ($324)        ($1,070)
                                     =============    ============    =============   =============    =============   =============

Maintenance Capital Expenditures           $6,210          $6,273           $6,393          $6,516           $6,641          $6,768

Average Units Outstanding
    Common Units                           10,311          10,311           10,311          10,311           10,311          10,311
    Senior Subordinated Units               2,767           2,767            3,070           3,373            3,676           3,676
    Junior Subordinated Units                 578             578              578             578              578             578
    Implied GP Units                          279             279              279             279              279             279
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,934          13,934           14,237          14,540           14,843          14,843
                                     =============    ============    =============   =============    =============   =============

Total LT Debt                            $310,154        $343,085         $374,239        $404,449         $436,178        $464,061


                                   11 of 15

Assumptions
Weather Scenario:                 15 Year
Propane Acquisitions:         $ 10.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:     $ 25.0 million
    Acquisition Multiple         4.6
Attrition Rate:                 Flat
Margin Improvement:           $ 0.01

                                      NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $20,731         $23,032          $24,465         $25,898          $27,331         $28,764
Heating Oil EBITDA                         44,749          46,093           49,603          52,821           55,894          59,146
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              65,980          69,625           74,568          79,219           83,725          88,410

Depreciation and Amortization              40,339          44,156           49,124          53,935           58,755          63,682
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       25,641          25,469           25,444          25,284           24,970          24,728
Interest Expense                          (27,689)        (28,186)         (29,435)        (30,958)         (32,418)        (33,884)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                        (2,048)         (2,717)          (3,991)         (5,674)          (7,447)         (9,156)
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                ($2,573)        ($3,242)         ($4,516)        ($6,199)         ($7,972)        ($9,681)
                                     =============    ============    =============   =============    =============   =============

Maintenance Capital Expenditures           $6,210          $6,298           $6,419          $6,541           $6,667          $6,794

Average Units Outstanding
    Common Units                           10,311          10,675           11,264          11,705           12,150          12,580
    Senior Subordinated Units               2,767           2,767            3,064           3,361            3,658           3,658
    Junior Subordinated Units                 578             578              578             578              578             578
    Implied GP Units                          279             286              304             319              334             343
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,935          14,306           15,211          15,964           16,721          17,160
                                     =============    ============    =============   =============    =============   =============

Total LT Debt                            $310,154        $325,463         $346,500        $366,912         $386,762        $407,335


                                   12 of 15

Assumptions
Weather Scenario:                 30 Year
Propane Acquisitions:         $ 10.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:     $ 30.0 million
    Acquisition Multiple         4.6
Attrition Rate:             Declining
Margin Improvement:           $ 0.01

                                      NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $22,135         $24,491          $26,029         $27,566          $29,104         $30,642
Heating Oil EBITDA                         46,900          49,317           55,670          61,580           67,240          73,420
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              69,535          74,308           82,199          89,646           96,844         104,562

Depreciation and Amortization              40,339          44,540           50,278          55,858           61,447          67,136
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       29,196          29,768           31,921          33,788           35,397          37,426
Interest Expense                          (27,555)        (28,952)         (31,483)        (34,106)         (36,605)        (38,986)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                         1,641             815              438            (319)          (1,208)         (1,560)
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                 $1,116            $290             ($87)          ($844)         ($1,733)        ($2,085)
                                     =============    ============    =============   =============    =============   =============

Maintenance Capital Expenditures           $6,210          $6,273           $6,393          $6,516           $6,641          $6,768

Average Units Outstanding
    Common Units                           10,311          10,311           10,311          10,314           10,385          10,453
    Senior Subordinated Units               2,767           2,767            3,064           3,361            3,658           3,658
    Junior Subordinated Units                 578             578              578             578              578             578
    Implied GP Units                          279             279              285             291              298             300
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,935          13,935           14,238          14,545           14,920          14,989
                                     =============    ============    =============   =============    =============   =============

Total LT Debt                            $310,154        $346,605         $381,860        $418,401         $450,792        $484,070


                                   13 of 15

Assumptions
Weather Scenario:                 15 Year
Propane Acquisitions:         $ 10.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:     $ 25.0 million
    Acquisition Multiple        4.6x
Attrition Rate:                 Flat
Margin Improvement:           $ 0.01

                                      NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $20,731         $23,032          $24,465         $25,898          $27,331         $28,764
Heating Oil EBITDA                         44,749          46,093           49,603          52,821           55,894          59,146
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              65,980          69,625           74,568          79,219           83,725          88,410

Depreciation and Amortization              40,339          44,156           49,124          53,935           58,755          63,682
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       25,641          25,469           25,444          25,284           24,970          24,728
Interest Expense                          (27,642)        (28,184)         (29,432)        (30,955)         (32,415)        (33,880)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                        (2,001)         (2,715)          (3,988)         (5,671)          (7,444)         (9,153)
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                ($2,526)        ($3,240)         ($4,513)        ($6,196)         ($7,969)        ($9,678)
                                     =============    ============    =============   =============    =============   =============

Maintenance Capital Expenditures           $6,210          $6,298           $6,419          $6,541           $6,667          $6,794

Average Units Outstanding
    Common Units                            9,746          10,082           10,616          10,996           11,375          11,732
    Senior Subordinated Units               2,767           2,767            3,064           3,361            3,658           3,658
    Junior Subordinated Units                 589             589              589             589              589             589
    Implied GP Units                          267             274              291             305              319             326
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,371          13,714           14,561          15,252           15,942          16,306
                                     =============    ============    =============   =============    =============   =============

Total LT Debt                            $310,154        $325,463         $346,500        $366,912         $386,761        $407,335


                                   14 of 15

Assumptions
Weather Scenario:                 30 Year
Propane Acquisitions:         $ 10.0 million
    Acquisition Multiple        7.0x
Heating Oil Acquisitions:     $ 25.0 million
    Acquisition Multiple         4.6
Attrition Rate:             Declining
Margin Improvement:           $ 0.01


                                      NORMALIZED
($ in millions)                          1998            1999             2000            2001             2002            2003
                                     -------------    ------------    -------------   -------------    -------------   -------------
Propane EBITDA                            $22,135         $24,491          $26,029         $27,566          $29,104         $30,642
Heating Oil EBITDA                         46,900          49,317           55,670          61,580           67,240          73,420
Synergistic Savings                           500             500              500             500              500             500
                                     -------------    ------------    -------------   -------------    -------------   -------------

    Pro Forma Combined EBITDA              69,535          74,308           82,199          89,646           96,844         104,562

Depreciation and Amortization              40,339          44,156           49,124          53,935           58,755          63,674
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBIT                                       29,196          30,152           33,075          35,711           38,089          40,888
Interest Expense                          (27,559)        (28,769)         (30,980)        (33,334)         (35,721)        (37,951)
                                     -------------    ------------    -------------   -------------    -------------   -------------

EBT                                         1,637           1,383            2,095           2,377            2,368           2,937
Income Taxes                                 (525)           (525)            (525)           (525)            (525)           (525)
                                     -------------    ------------    -------------   -------------    -------------   -------------

Net Income                                 $1,112            $858           $1,570          $1,852           $1,843          $2,412
                                     =============    ============    =============   =============    =============   =============

Maintenance Capital Expenditures           $6,210          $6,273           $6,393          $6,516           $6,641          $6,768

Average Units Outstanding
    Common Units                            9,746           9,746            9,746           9,746            9,746           9,746
    Senior Subordinated Units               2,767           2,767            3,064           3,361            3,658           3,658
    Junior Subordinated Units                 589             589              589             589              589             589
    Implied GP Units                          267             267              273             280              286             286
                                     -------------    ------------    -------------   -------------    -------------   -------------
       Total Units                         13,371          13,371           13,674          13,977           14,280          14,280
                                     =============    ============    =============   =============    =============   =============

Total LT Debt                            $310,154        $341,545         $373,026        $405,921         $438,884        $467,419


                                   15 of 15